UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 9, 2013

WIRELESS ATTACHMENTS, INC.

(Exact name of small business issuer as specified in its charter)

Colorado	333-175825	27-3515499
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2789 S. Lamar Street

Denver, Colorado 80227

(Address of principal executive offices)

(303) 763-7527

(Issuer’s telephone number)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.     Changes in Registrant’s Certifying Accountant

(b) Engagement of Independent Certifying Accountant

On July 9, 2013, the Company signed an engagement letter with AJ Robbins, P.C. to act as the Company’s new independent accountants.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wireless Attachments, Inc.

By:	/s/ Steve S. Sinohui
Name:	Steve S. Sinohui
President, Chief Executive Officer, Chief Financial Officer and Sole Director

Date: July 9, 2013

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